SUMMARY PROSPECTUS
GW&K Municipal Enhanced Yield Fund
TICKER:	INVESTOR CLASS: GWMNX	SERVICE CLASS: GWMRX
INSTITUTIONAL CLASS: GWMEX

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.managersinvest.com/prospectus_annual_reports. You can also get this information at no cost by calling 800/835-3879 or by sending an e-mail request to shareholderservices@managersinvest.com. The current prospectus and statement of additional information, dated May 1, 2010, are incorporated by reference into this summary prospectus.

Investment Objective

The investment objective of the GW&K Municipal Enhanced Yield Fund (the “Fund”) is to provide investors with a high level of current income that is exempt from federal income tax. Capital appreciation is also an objective, but is secondary to income.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Service Class	Institutional Class
Management Fee	0.50%	0.50%	0.50%
Distribution and Service (12b-1) Fees	0.25%	None	None
Other Expenses[1]	0.96%	1.06%	0.81%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses[2]	1.73%	1.58%	1.33%
Fee Waiver and Expense Reimbursements[3]	(0.52)%	(0.52)%	(0.52)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[2]	1.21%	1.06%	0.81%

[1]	Other expenses have been restated to more accurately reflect expenses expected to be incurred by shareholders in the current fiscal year.
[2]

The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements do not correlate to the ratio of expenses to average net assets in the Financial Highlights section of this Prospectus, which reflects only the operating expenses of the Fund and does not include fees and expenses of any acquired fund.

[3]

The Investment Manager and GW&K have contractually agreed, through at least May 1, 2011, to waive management fees and/or reimburse Fund expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest, shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to 0.79% of the Fund’s average daily net assets. The contractual expense limitation may only be terminated by mutual agreement between the Investment Manager and the Fund’s Board of Trustees.

Expense Example

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example reflects the impact of the Fund’s contractual expense limitation through May 1, 2011. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$123	$496	$896	$2,015
Service Class	$108	$449	$814	$1,843
Institutional Class	$83	$371	$682	$1,563

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 82% of the average value of its portfolio.

Principal Investment Strategies

In pursuing its investment objective, which is a fundamental policy that may not be changed without shareholder approval, the Fund, under normal circumstances, invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. dollar-denominated fixed income securities that are exempt from federal income tax. This policy is also fundamental and may not be changed without shareholder approval. In addition, up to 50% of the Fund’s net assets, plus the amount of any borrowings for investment purposes, may be invested in securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 35% of its total assets in unrated securities, and may invest up to 50% of its total assets in unrated securities and high yield securities. High yield securities (commonly known as “junk bonds”) are those securities that are rated below investment grade (i.e., rated below Baa/BBB by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s (“S&P”), or another nationally recognized statistical rating organization, or unrated but determined by GW&K, the Fund’s Subadvisor, to be of comparable credit quality). The Fund may invest in bonds of any maturity or duration and does not expect to target any specific range of maturity or duration. The Fund’s average weighted portfolio maturity and duration will vary from time to time depending on the Subadvisor’s views on the direction of interest rates.

GW&K MUNICIPAL ENHANCED YIELD FUND SUMMARY PROSPECTUS

Although the Fund seeks to be diversified by geography and sector, the Fund may at times invest a significant portion of its assets in a particular state or region or in a particular sector due to market conditions. Presently, a significant portion of the Baa/BBB municipal security universe is composed of hospital bonds. Accordingly, hospital bonds currently, and may in the future, comprise a significant portion of the Fund’s portfolio.

Within limits, the Fund also may use certain derivatives (e.g., futures, options), which are investments whose value is determined by underlying securities, indices or reference rates.

Principal Risks

There is the risk that you may lose money on your investment. All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Below are some of the risks of investing in the Fund.

Credit and Counterparty Risk—issuer of bonds or other debt securities or counterparty to a derivatives contract may not be able to meet interest, principal or settlement payments or otherwise honor its obligations.

Derivatives Risk—complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.

High Yield Risk—below-investment-grade debt securities and unrated securities of similar credit quality (commonly known as “junk bonds” or “high yield securities”) may be subject to greater levels of interest rate, credit, and liquidity risk.

Inflation Risk—the price of an asset, or the income generated by an asset, may not keep up with the cost of living.

Interest Rate Risk— fixed-coupon payments (cash flows) of bond and debt securities may become less competitive with the market in periods of rising interest rates and cause prices of these securities to decline.

Liquidity Risk—particular investments may be difficult to sell at the best price.

Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions.

Municipal Market Risk—factors unique to the municipal bond market may negatively affect the value in municipal bonds.

Prepayment Risk—many bonds and debt securities have call provisions that may result in debtors paying back the debt prior to maturity during periods of decreasing interest rates.

Reinvestment Risk—investors may have difficulty reinvesting payments from debtors and may receive lower rates than from their original investments.

Sector Risk—companies or issuers that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase. Hospital bonds currently, and may in the future, comprise a significant portion of the Fund’s portfolio. Unique risks of the hospital sector, including, but not limited to, rising costs, increase in the number of uninsured patients, and government intervention in the health care sector, may hinder issuers’ ability to service hospital bonds.

Performance

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broadly based securities market index. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future. To obtain updated performance information please visit www.managersinvest.com or call 1.800.835.3879.

The performance information shown is that of the Fund’s Institutional Class shares and includes historical performance of the Fund for periods prior to November 10, 2008, which was the date the Fund was reorganized from BNY Hamilton to Managers. The Fund’s benchmark was changed from the Barclay’s Capital U.S. Municipal Bond Index to the Barclays Capital U.S. Municipal Bond BAA Index because the Fund’s Investment Manager believes that this benchmark more adequately respects the underlying composition of the Fund’s portfolio securities. The Barclays Capital U.S. Municipal Bond BAA Index is a subset of the Barclays Capital U.S. Municipal Bond Index with an index rating of Baa1, Baa2, or Baa3. The Barclays Capital U.S. Municipal Bond Index provides a broad based performance measure of the U.S. municipal bond market. The Index tracks general obligation, revenue, insured and pre-refunded bonds.

Calendar Year Total Returns as of 12/31/09 (Institutional Class)

Best Quarter: 13.28% (1st Quarter 2009)

Worst Quarter: –17.67% (4th Quarter 2008)

Average Annual Total Returns as of 12/31/09

GW&K Municipal Enhanced Yield Fund	1 Year	Since Inception (12/30/05)
Institutional Shares Return Before Taxes	37.62%	1.41%
Institutional Shares Return After Taxes on Distributions	37.61%	1.36%
Institutional Shares Return After Taxes on Distributions and Sale of Fund Shares	26.44%	1.80%
Barclays Capital U.S. Municipal Bond BAA Index (reflects no deduction for fees, expenses, or taxes)	26.09%	0.94%
Barclays Capital U.S. Municipal Bond Index (former benchmark) (reflects no deduction for fees, expenses, or taxes)	12.91%	4.51%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Institutional Class shares of the Fund. After-tax returns for other share classes will vary.

2	Managers Investment Group

GW&K MUNICIPAL ENHANCED YIELD FUND SUMMARY PROSPECTUS

Portfolio Management

Investment Manager

Managers Investment Group LLC

Subadvisor

Gannett Welsh & Kotler, LLC (“GW&K”)

Portfolio Managers

Nancy G. Angell, CFA

Senior Vice President and Co-Director of Fixed Income of GW&K;

Portfolio Manager of the Fund since 12/05.

John B. Fox, CFA

Senior Vice President and Co-Director of Fixed Income of GW&K;

Portfolio Manager of the Fund since 12/05.

Martin R. Tourigny, CFA

Vice President of GW&K; Portfolio Manager of the Fund since 12/05.

Brian T. Moreland, CFA

Vice President of GW&K; Portfolio Manager of the Fund since 10/06.

Buying and Selling Fund Shares

Initial Investment Minimum

Investor Class

Regular Account: $2,000

Individual Retirement Account: $1,000

Service Class

Regular Account: $25,000

Individual Retirement Account: $10,000

Institutional Class

Regular Account: $100,000

Individual Retirement Account: $50,000

Additional Investment Minimum

Investor Class and Service Class (all accounts): $100

Institutional Class (all accounts): $1,000

To Place Orders

Mail:

Managers

c/o PNC Global Investment Servicing (U.S.) Inc.

P.O. Box 9769

Providence, RI 02940-9769

Phone: 1.800.548.4539

Transaction Policies

You may sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly to the Fund. Shares may be sold or exchanged by mail, by phone, online at www.managersinvest.com, or by bank wire (if bank wire instructions are on file for your account).

Tax Information

The Fund intends to make distributions of exempt-interest dividends, which are generally not taxable to you for federal income tax purposes but may be subject to the federal alternative minimum tax. A portion of the Fund’s distributions may not qualify as exempt-interest dividends; such distributions will generally be taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Managers Investment Group	3